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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 3, 2005

                               Immunomedics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                   000-12104               61-1009366
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  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

    300 American Road, Morris Plains, New Jersey                  07950
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      (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (973) 605-8200

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENT

     On August 3, 2005, Immunomedics, Inc. announced the extension to 5 p.m. (Eastern daylight time), August 18, 2005, of the tender period for its Exchange Offer for 5% Senior Convertible Notes due 2008 and related warrants to purchase common stock which commenced on July 5, 2005. A copy of the notice provided to security holders is attached hereto as exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits:

             99.1   Notice of extension of Exchange Offer to August 18, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 3, 2005                IMMUNOMEDICS, INC.


                                      By:  /s/ Cynthia L. Sullivan
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                                           Cynthia L. Sullivan
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

        EXHIBIT NUMBER                            DESCRIPTION
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             99.1             Notice of Extension of Exchange Offer, dated
                              August 3, 2005

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